UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
Consistent with the press releases issued by Macy’s, Inc. (“Macy’s”) on June 23, 2016 and February 21, 2017, the Board of Directors of Macy's has elected Jeffrey Gennette Chief Executive Officer of Macy’s effective as of March 23, 2017. Mr. Gennette will also continue in his role as President of Macy’s. The Board of Directors of Macy’s has also elected Terry Lundgren Executive Chair of Macy’s effective March 23, 2017. The actions taken by the Macy’s Board of Directors is part of the Board’s succession plan that included Mr. Gennette’s election as President of Macy’s in 2014.

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: February 24, 2017	By: /s/ Elisa D. Garcia
Name: Elisa D. Garcia
Title: Chief Legal Officer and Secretary